EXHIBIT 99.3



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





As independent certified public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated January 13, 1997, incorporated by reference in Barnett Banks, Inc.'s Form 10-K for the year ended December 31, 1996. It should be noted that we have not audited any financial statements of the company subsequent to December 31, 1996, or performed any audit procedures subsequent to the date of our report.



/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP



Jacksonville, Florida
September 12, 1997